SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 18, 2012

FSI International, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-17276	41-1223238
(State or other jurisdiction) of incorporation	(Commission File Number)	(IRS Employer Identification No.)

3455 Lyman Boulevard Chaska, Minnesota	55318
(Address of principal executive offices)	(Zip Code)

Telephone Number: (952) 448-5440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

FSI International, Inc. (the “Company”) held its Annual Meeting of Shareholders on January 18, 2012. Proxies for the meeting were solicited pursuant to Section 14(a) of the Exchange Act. The Annual Meeting was held for the following purposes: (1) to elect two Class I directors, each, to serve for the ensuing three years until the expiration of his term in 2015, or until his successor is duly elected and qualified; (2) to approve an amended and restated FSI International, Inc. 2008 Omnibus Stock Plan, including an amendment to increase the aggregate number of shares of our common stock reserved for issuance under the plan by 1,000,000; (3) to hold an advisory vote on compensation of our named executive officers; (4) to hold an advisory vote on the frequency of the advisory vote on executive compensation; (5) to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending August 25, 2012; and (6) to transact such other business as may properly come before the meeting.

There were 38,864,911 shares of common stock entitled to vote at the meeting with a majority represented at the meeting. The Shareholders voted to elect each director nominee, amend the 2008 Plan, to approve the compensation of our named executive officers, to approve the frequency of the advisory vote on executive compensation and to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm. Set forth below are the results for each matter voted upon:

Voting results were as follows:

	Number of Shares
	Voted For	Withheld	Broker Non-Votes
1. To elect two Class I directors to serve for the ensuing three years.
James S. Bernards	19,118,542	1,181,054	12,977,619
Donald S. Mitchell	19,501,174	798,422	12,977,619

	Number of Shares
	Voted For	Voted Against	Abstained	Broker Non-Votes
2. To approve an amended and restated FSI International, Inc. 2008 Omnibus Stock Plan, including an amendment to increase the aggregate number of shares of our common stock reserved for issuance under the plan by 1,000,000.	17,362,221	2,901,824	35,551	12,977,619

	Number of Shares
	Voted For	Voted Against	Abstained	Broker Non-Votes
3. To hold an advisory vote on the compensation of our named executive officers.	15,026,825	927,251	4,345,520	12,977,619

	Number of Shares
	Voted For 1 Year	Voted For 2 Years	Voted For 3 Years	Abstain	Broker Non-Votes
4. To hold an advisory vote on the frequency of the advisory vote on executive compensation.	17,495,318	259,645	2,510,809	33,824	12,977,619

	Number of Shares
	Voted For	Voted Against	Abstained
5. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending August 25, 2012.	32,542,079	725,605	9,531

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FSI INTERNATIONAL, INC.

By	/s/ Patricia M. Hollister
Patricia M. Hollister Chief Financial Officer

Date: January 20, 2012